                                                                    EXHIBIT 10.6



                       GUARANTY AND SURETYSHIP AGREEMENT
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          THIS GUARANTY AND SURETYSHIP AGREEMENT (as modified and supplemented and in effect from time to time, this "Guaranty") is executed and delivered as
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of this ____ day of March, 1998 by BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, INC., a Delaware corporation having an address of c/o Brookdale Living Communities, Inc. at 77 West Wacker Drive, Suite 4800, Chicago, Illinois 60601,
Attention: Darryl W. Copeland, Jr., Telefax Number (312) 977-3699 (the "Guarantor"), in favor of NOMURA ASSET CAPITAL CORPORATION, a Delaware
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corporation, with offices at 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: Raymond M. Anthony, Telefax Number (212) 667-1666 (together with its successors and assigns, "Lender"), to secure certain
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obligations of THE HARBOR VILLAGE BUSINESS TRUST, a Delaware business trust, with offices at c/o Wilmington Trust Company, as Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Telefax Number (302) 651-8882 (the "Borrower").
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                                   BACKGROUND
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          A. Lender is lending to Borrower Fifteen Million Dollars ($15,000,000) (such amount together with the Earn-Out Advance, if any, the "Loan"). The Loan is evidenced by a Loan Agreement by and among Lender,
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Borrower, and Guarantor, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Loan Agreement"), a
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Promissory Note of even date herewith, and certain other collateral documents, all dated of even date herewith. Capitalized terms when used herein without definition shall have the same meaning as defined in the Loan Agreement.

          B. Borrower and Guarantor are entering into a certain operator lease dated the date herewith (the "Operator Lease"), pursuant to which Guarantor
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shall lease, manage and operate the Property.

          C. In order to induce Lender to make the Loan, the Guarantor has agreed to execute and deliver this Guaranty to Lender. As security for the performance of its obligations under this Guaranty and under the Loan Agreement, the Guarantor has executed that certain Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith (as modified and supplemented and in effect from time to time, the "Leasehold Mortgage"),
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pursuant to which the Guarantor has pledged to Lender the Collateral (as defined in the Leasehold Mortgage), that certain Assignment of Leases and Rents of even date herewith (as modified and supplemented and in effect from time to time, the "Assignment of Leases") pursuant to which the Guarantor has pledged to Lender
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the Leases and Rents (as defined in the Assignment of Leases). and that certain Assignment of Agreements Affecting Real Estate of even date herewith (as modified and supplemented and in effect from time to time, the "Assignment") pursuant to which the Guarantor has pledged to Lender
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the Additional Collateral (as defined in the Assignment).

                                  AGREEMENTS
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          In consideration of the premises recited above, and intending to be legally bound hereby, the Guarantor, hereby agrees:

          1.   Obligations. The following guarantees and obligations (together,
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the "Obligations") are undertaken by Guarantor:
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               (a) Guarantor hereby unconditionally, absolutely and irrevocably guarantees and becomes surety to Lender for the prompt payment of the entire amount of the Indebtedness in strict accordance with the terms of the Loan Agreement. The obligations of Guarantor constitute a guarantee of payment and not merely of collection, are absolute and unconditional under all circumstances and shall not in any event be discharged, impaired, or otherwise affected except by payment to Lender. Guarantor agrees that it will upon notice from Lender that any Event of Default has occurred under the Note or under any Loan Document, pay directly to Lender all of the then outstanding Indebtedness. Guarantor further agrees that any payment required hereunder will be made to Lender regardless of whether such sums have become due by reason of the maturity of the Note, acceleration of the Indebtedness or otherwise. The proceeds of any amounts paid pursuant to this Guaranty will be applied in such order and in such manner as Lender may elect in its sole discretion.

               (b) Lender shall have the right to require Guarantor to pay, comply with and satisfy its obligations and liabilities under this Guaranty and shall have the right to proceed immediately against Guarantor with respect thereto, without being required to bring any proceeding or take any action of any kind against Borrower or any other guarantor or any other person, entity or property prior thereto, the liability of Guarantor hereunder being independent of and separate from the liability of Borrower, any other guarantors and persons and the availability of other collateral security for the Note and the Loan Documents.

          2.   Cancellation. This Guaranty and all obligations and liabilities
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of Guarantor hereunder will be cancelled when the Indebtedness has been paid in full or has been totally defeased as provided in the Loan Agreement; provided,
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however, that this Guaranty shall be reinstated and remain in full force and
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effect for so long as such payment may be voided or rescinded in bankruptcy proceedings as a preference or for any other reason.

          3.   Costs and Fees. Guarantor hereby agrees that if it does not
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satisfy its obligations under this Guaranty in accordance with the terms hereof, the same shall be considered an Event of Default hereunder and Lender shall have the right, in addition to the other rights described in this Guaranty, to collect from Guarantor all costs, fees and expenses

(including reasonable attorneys' fees) incurred by Lender in connection with the enforcement of this Guaranty against Guarantor, as well as interest thereon at the Default Rate set forth in the Note, from and after the date any Event of Default occurs and is continuing through the date of payment.

          4.   Bankruptcy of Borrower or Guarantor. The obligations of Guarantor
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under this Guaranty shall not be discharged, impaired or otherwise affected by the insolvency, bankruptcy, liquidation, readjustment, composition, dissolution or other similar proceeding involving or affecting Borrower or Guarantor, proceedings affecting the ownership of any of the above through merger, consolidation or otherwise, inconsistent orders in or claims by parties to any such proceedings or other release of obligations by operation of law.

          5.   Agreements and Waivers.  Guarantor hereby:
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               (a) agrees that its obligations hereunder shall not be released or otherwise affected by any agreement, amendment, release, suspension, compromise, forbearance, indulgence, waiver, extension, renewal, supplement or modification of any of the Loan Documents, or any other obligations of Borrower to Lender, provided, however, the Loan Documents may only be amended in accordance with the terms of the Loan Agreement;

               (b) consents that Lender may, without affecting the liability of Guarantor under this Guaranty, (i) exchange, release or surrender any property pledged by or on behalf of Borrower or any other guarantor of any liabilities of Borrower to Lender, (ii) renew or change, with and subject to the consent of Borrower and Operator, the terms of any of Borrower's liabilities to Lender, or
(iii) waive any of Lender's rights or remedies against Borrower or any other guarantor of any obligations of Borrower;

               (c)  Intentionally omitted;

               (d) agrees that its liability under this Guaranty shall be in addition to that stated in any other guaranty that may be hereafter given by the undersigned and shall not be reduced or affected by any payment made under any such guaranty;

               (e) agrees that any failure or delay by Lender to exercise any right under this Guaranty or under any other guaranty or with respect to any of the Loan Documents or otherwise with respect to the Indebtedness shall not be construed as a waiver of the right to exercise the same or any other right hereunder at any time and from time to time thereafter;

               (f)  Intentionally deleted;

               (g) agrees that Lender shall have, as security for the undertakings under this Guaranty, a lien upon, a security interest in and right of set-off against the Collateral (as defined in the Leasehold Mortgage), the Mortgaged Property (as defined in the Leasehold

Mortgage) and the Additional Collateral (as defined in the Assignment);

               (h) agrees that Lender shall not, under any circumstances, be required to exhaust remedies or proceed against Borrower, other sureties, parties, or any other security for the Indebtedness before proceeding under this Guaranty against the Guarantor;

               (i) agrees that under no circumstances (other than total defeasance of the Loan in accordance with the Loan Agreement or payment in full of the Loan) shall it become subrogated to the claims or liens of Lender against Borrower or any other guarantor and that all amounts due to Lender under the Loan Documents shall have priority over any amounts, whether or not related to the Loan Documents, payable now or hereafter from Borrower to Guarantor;

               (j) agrees that the obligations undertaken in this Guaranty shall not be affected by the lack of validity or enforceability of any Loan Document, any change in the time, manner or place of payment or in any other term in respect of any of the Indebtedness or any other amendment or waiver or a consent to or any departure from the Loan Documents, provided, however, any amendments to the Loan Documents shall be done in accordance with the Loan Agreement;

               (k) agrees it will neither take or cause to be taken any action, or permit any inaction, which will violate or cause a default under any of the Loan Documents;

               (l) waives the right to marshalling of Borrower's assets or any stay of execution and the benefit of all exemption laws, to the extent permitted by law, other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it;

               (m) agrees that no single exercise of the power to bring any action or institute any proceeding shall be deemed to exhaust such power, but such power shall continue undiminished and may be exercised from time to time as often as Lender may elect until all of Guarantor's liabilities and obligations hereunder have been satisfied;

               (n) agrees that its liability under this Guaranty shall in no way be released or otherwise affected by the commencement, existence or completion of any proceeding against Borrower, any other guarantors or any other person or entity or otherwise with respect to the collection of the Indebtedness; and Lender shall be under no obligation to take any action and shall not be liable for any action taken or any failure to take action or any delay in taking action against Guarantor, Borrower or any other person or entity or otherwise with respect to the Indebtedness;

               (o) waives, to the maximum extent permitted by applicable law, any notice of (i) Lender's intention to act in reliance of this Guaranty, (ii) any presentment, demand, protest or notice of dishonor, nonpayment or other default with respect to the Indebtedness other than as required under the Loan Documents, if any, and (iii) the commencement or prosecution of any enforcement proceeding against Borrower or any other guarantor or any other person or entity with respect to the Indebtedness or otherwise;

               (p) represents and acknowledges that the indebtedness evidenced by the Note is and will be of direct benefit, interest and advantage to it; and

               (q) irrevocably waives all claims of waiver, release, surrender, alteration or compromise and all defenses, set-offs, counterclaims, recoupments, reductions, limitations or impairments and any other available defense at law or in equity.

          6.   Intentionally Omitted.

          7.   Governing Law. (a) This Guaranty was negotiated in New York, and
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made by Guarantor and accepted by Lender in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Guaranty, and this Guaranty shall be governed by and construed in accordance with the laws of the State of New York pursuant to
(S) 5-1401 of the New York General Obligations Law.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEMS, 1633 BROADWAY, NEW YORK, NEW YORK 10016, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS (OR AT SUCH OTHER OFFICE AS MAY BE DESIGNATED BY GUARANTOR FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS HEREOF) WITH A COPY TO GUARANTOR AT ITS PRINCIPAL EXECUTIVE OFFICES, ATTENTION: GENERAL COUNSEL AND WRITTEN NOTICE OF SAID SERVICE OF GUARANTOR MAILED OR DELIVERED TO GUARANTOR IN THE

MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          8.   Modification, Waiver in Writing. No modification, amendment,
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extension, discharge, termination or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by Guarantor and Lender, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on the Guarantor shall entitle the Guarantor to any other or future notice or demand in the same, similar or other circumstances.

          9.   Delay Not a Waiver. Neither any failure nor any delay on the part
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of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

          10.  Notices. All notices, requests, demands, directions and other
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communications which may or are required to be given, served or sent by the Guarantor or the Lender to the other shall be given, served or sent as provided in the Loan Agreement and shall be effective in accordance with the terms of the Loan Agreement provided that notices to Guarantor shall be sent to the address set forth for the Guarantor in the first paragraph of this Guaranty with copies delivered concurrently to each of the following: Brookdale Living Communities of Illinois-HV, Inc., 77 West Wacker Drive, Chicago, Illinois 60601, Attention:
Darryl W. Copeland, Jr., Telefax Number (312) 977-3699; Brookdale Living Communities of Illinois-HV, Inc., 77 West Wacker Drive, Chicago, Illinois 60601,
Attention: Robert J. Rudnik, Esquire, Telefax Number (312) 977-3699; and Burke, Warren, MacKay & Serritella, 330 North Wabash Avenue, 22nd Floor, IBM Plaza, Chicago, Illinois 60601-3607, Attention: Douglas E. Wambach, Esq.

          11.  TRIAL BY JURY. THE GUARANTOR AND LENDER, TO THE FULLEST EXTENT
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THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS GUARANTY.

          12.  Headings. The Section headings in this Guaranty are included
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herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

          13.  Assignment. Lender shall have the right to assign in whole or in
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part this Guaranty and the obligations hereunder to any Person, including, without limitation, to a trustee or servicer before or after a Securitization.

          14.  Severability.  Wherever possible, each provision of this Guaranty
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shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          15.  Waiver of Counterclaim. Guarantor hereby waives the right to
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assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

          16.  Exculpation. This Guaranty is and shall be subject to the
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exculpation provisions of Section 8.14 of the Loan Agreement.
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          17.  Cross-Default and Cross-Collateralization. Guarantor hereby
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agrees that (a) with respect to any Other Loan which contains terms similar to those set forth in Section 8.32 with respect to stabilization and resizing of
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such Other Loan (a "Stabilization Loan"), the relevant Other Operator's
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obligations under such Other Loan shall be cross-collateralized and cross-defaulted with Guarantor's obligations hereunder and under the other Loan Documents until the earlier of (i) the date on which such Stabilization Loan or the Loan has been resized pursuant to such terms and transferred in a Securitization (as defined in the Loan Agreement and in the relevant Other Loan Agreements) for loans which have stabilized of which the Loan or applicable Other Loans are not a part and (ii) Lender's election to release the cross-collateralization and cross-default and (b) the Guarantor's obligations hereunder and under the other Loan Documents shall be cross-collateralized and cross-defaulted with any Other Operator's obligations under any Other Loan which is included in the same Securitization (as defined in the Loan Agreement and in the relevant Other Loan Agreement) as the Loan. During the term of any cross-collateralization and cross-default and with respect to those Other Loans which are the subject of such cross-collateralization and cross-default, without limitation to any other right or remedy provided to Lender in this Guaranty or any of the other Loan Documents, Guarantor covenants and agrees that upon the occurrence of an Event of Default (i) Lender shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which it, as Lender, in its sole and absolute discretion, shall determine from time to time, (ii) Lender is not required to either marshall assets, sell Collateral (as defined in the Loan Documents and the relevant Other Loan Documents) in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender of any remedies against any Collateral (as defined in the Loan Documents and the relevant Other Loan Documents) will not impede Lender from subsequently or simultaneously exercising remedies against any other Collateral (as defined in the Loan Documents and the relevant Other Loan Documents), (iv) all Liens (as defined in the Loan Agreement and in the relevant Other Loan Agreements) and other rights, remedies and privileges provided to Lender in this Guaranty and the other Loan Documents and the relevant Other Loan Documents or otherwise shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral (as defined in the Loan Documents and the relevant Other Loan Documents) and all Collateral (as defined in the Loan Documents and the relevant Other Loan Documents) has been foreclosed, sold and/or otherwise realized upon and (v) Guarantor's interest in the Facility shall be security for the performance of the obligations of each relevant Other Operator under the Other Loan Documents and each Other Operator's interest in the relevant Facility (as defined in the relevant Other Loan Agreement) shall be security for the performance of the obligations of Guarantor hereunder and under the other Loan Documents. In furtherance of the foregoing, Guarantor has granted to Lender a continuing security interest in all of Guarantor's right, title and interest in any and all proceeds to which Guarantor may be entitled after foreclosure on, or sale pursuant to a power of sale of, the Facility (the "Excess Proceeds") and has
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agreed that such Excess Proceeds may be applied by Lender to any Other Operator's obligations under any Other Loan. During the term of any cross-collateralization and cross-default and with respect to those Other Loans which are the subject of such cross-collateralization and cross-default, without limitation to any other right or remedy provided to Lender in this Guaranty or any of the other Loan Documents, Guarantor acknowledges and agrees that (x) it shall be jointly and severally liable for the obligations of the relevant Other Operators under the relevant Other Loan Documents, (y) the relevant Other Operators shall be jointly and severally liable for the obligations of the Guarantor under the Loan Documents and (z) the Borrower's obligations under the Loan shall be cross-defaulted with the obligations of the relevant Other Borrowers under the applicable relevant Other Loan Documents.

          IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty the date first written above.



                              BROOKDALE LIVING COMMUNITIES OF
                              ILLINOIS-HV, INC., a Delaware corporation



                              By:  ____________________________________
                                   Name:
                                   Title: